Exhibit 10.1

AMENDMENT TO CONSULTING AGREEMENT

This Amendment to Consulting Agreement (this “Agreement”) is made effective as of July 31, 2007 (the “Effective Date”) and is between Washington Cardiovascular Associates, LLC, a Maryland limited liability company (“WCA”), H. Bryan Brewer, Jr., M.D. (“Consultant”), and Lipid Sciences, Inc., a Delaware corporation (the “Corporation”).

WHEREAS, the Corporation, WCA and Consultant have previously entered into a Consulting Agreement dated May 16, 2005 (the “Consulting Agreement”) pursuant to which the Corporation has engaged Consultant to be its Chief Scientific Director; and

WHEREAS, the Corporation, WCA and Consultant desire to amend the Consulting Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, WCA and the Corporation agree as follows:

1.                                       Amendment.  Section 2 of the Consulting Agreement is amended in its entirety to read as follows:

2.                                       TERM

The term of this Agreement shall commence on the May 16, 2005 and expire on May 16, 2011 (the “Expiration Date”).  For purposes of this Agreement, WCA and Consultant shall be deemed, collectively, to be one party, such that notice by the Corporation to WCA or Consultant, as the case may be, shall serve as notice to both WCA and Consultant.

2.                                       Ratification and Affirmation of Consulting Agreement.  Except for the changes set forth in this First Amendment, the Consulting Agreement shall remain unchanged in all respects, and shall remain in full force and effect in accordance with its terms each of which is ratified and affirmed.

3.                                       Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[SIGNATURE PAGE TO AMENDMENT TO CONSULTING AGREEMENT]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

WASHINGTON CARDIOVASCULAR ASSOCIATES, LLC

By:	/s/ H. Bryan Brewer, Jr., M.D.
H. Bryan Brewer, Jr., M.D.
Director

H. BRYAN BREWER, JR., M.D.

/s/ H. Bryan Brewer, Jr., M.D.
H. Bryan Brewer, Jr., M.D.

LIPID SCIENCES, INC.

By:	/s/ S. Lewis Meyer, Ph.D.
S. Lewis Meyer, Ph.D.
President & CEO